Other assets	6 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Other assets	Other assets

	As of
In thousands of U.S. dollars	June 30, 2022	December 31, 2021
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$32,300	$35,700
Scorpio MR Tanker Pool Ltd. pool working capital contributions(1)	23,600	25,200
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (1)	5,661	5,661
Scorpio LR1 Pool Ltd. pool working capital contributions (1)	—	6,600
Working capital contributions to Scorpio Pools	61,561	73,161

Seller's credit on sale leaseback vessels (2)	11,107	10,793
Deposits for scrubbers (3)	9,737	15,840
Investment in dual fuel tanker joint venture(4)	5,629	5,736
Investment in BWTS supplier (5)	1,751	1,751
Capitalized loan fees	3	1,635
Other	—	47
Other assets	$89,788	$108,963
 (1)    Upon entrance into the Scorpio LR2, LR1, MR, and Handymax Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within Other Assets) according to the expiration of the contract. For vessels designated as held for sale, we classify the amounts as current (within accounts receivable).
(2)    The seller's credit on sale leaseback vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto which occurred in April 2017. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration. We recorded $0.3 million as interest income as part of these agreements during each of the six months ended June 30, 2022 and 2021.
(3)    From August 2018 through September 2019, we entered into agreements with two separate suppliers to retrofit a total of 98 of our vessels with scrubbers for total consideration of $146.6 million (which excludes installation costs). In April 2020, we reached an agreement to postpone the purchase and installation of scrubbers on 19 of our vessels. In February 2021, we signed an agreement to retain the option to purchase these scrubbers through February 2023. In August 2021, we declared options to purchase and install scrubbers on six vessels (five LR1s and an LR2). Deposits paid for these systems are reflected as investing cash flows within the unaudited condensed consolidated statement of cash flows.
(4)    In August 2021, we acquired a minority interest in a portfolio of nine product tankers, consisting of five dual-fuel MR methanol tankers (built between 2016 and 2021) which, in addition to traditional petroleum products, are designed to both carry methanol as a cargo and to consume it as a fuel, along with four ice class 1A LR1 product tankers (two of which were sold during the fourth quarter of 2021). The dual-fuel MR methanol tankers are currently on long-term time charter contracts greater than five years. As part of this agreement, we acquired a 50% interest in a joint venture that ultimately has a minority interest in the entities that own the vessels for final consideration of $6.7 million. We account for our interest in this joint venture using the equity method pursuant to IFRS 11 - Joint arrangements. Under this guidance, the investment is initially measured at cost, and the carrying amount of the investment is adjusted in subsequent periods based on our share of profits or losses from the joint venture (adjusted for any fair value adjustments made upon initial recognition). Any distributions received from the joint venture reduce the carrying amount.
We recorded $0.1 million as our share of net income resulting from this joint venture during the six months ended June 30, 2022. Additionally, the joint venture issued a cash distribution of $0.2 million during this period.
(5) In July 2018, we executed an agreement to purchase 55 ballast water treatment systems from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems have been installed, or are expected to be installed, through 2023 as each respective vessel under the agreement is due for its IOPP renewal survey. Upon entry into this agreement, we also obtained a minority equity interest in this supplier for no additional consideration. We have determined that of the total consideration of $36.2 million, $1.8 million is attributable to the minority equity interest.